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                                                                  EXHIBIT 10(j)



                               FIRST AMENDMENT TO
               AMENDED AND RESTATED OMNIBUS ACQUISITION AGREEMENT
                   AND AMENDED AND RESTATED BASKET AGREEMENT

         This First Amendment to Amended and Restated Omnibus Acquisition Agreement and Amended and Restated Basket Agreement dated March 31, 1992 is entered into among the parties to that certain Amended and Restated Omnibus Acquisition Agreement (the "Omnibus Agreement") dated November 13, 1989, by and among Cabot Corporation ("Cabot"), Cabot Transmission Corporation ("Seller") and American Oil and Gas Corporation ("AOG"), and that certain Amended and Restated Basket Agreement dated as of November 13, 1989, as amended and restated as of June 30, 1990, by and among Seller, Cabot, AOG and American Pipeline Company (the "Basket Agreement");

         WHEREAS, the parties to the Omnibus Agreement and the Basket Agreement believe that it is mutually beneficial and desire to amend certain provisions of each such Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. Amendments to Omnibus Agreement. The Omnibus Agreement is hereby amended to delete Item No. 1 to Schedule 11.07 of the Omnibus Agreement. The effect of such deletion shall be that Cabot shall no longer indemnify AOG, the Acquired Companies (as defined in the Omnibus Agreement) and the other enumerated persons and entities under Section 11.07(A) of the Omnibus Agreement for those matters described in Item No. 1 to Schedule 11.07 of the Omnibus Agreement.

         Section 2. Amendments to Basket Agreement.

         (a) Section 2.6 of the Basket Agreement, which defines the term "Basket Payments," is hereby amended as follows:

                  (i) by deleting the word "and" immediately prior to clause
(iii) of Section 2.6 and inserting a comma in its place;

                 (ii) by replacing the period at the end of Section 2.6 with a comma and inserting the following at the end of Section 2.6:

                           "(iv) all payments made after March 31, 1992, with
                 respect to all periods prior to November 13, 1989, by AOG or its subsidiaries or affiliates to potential claimants referenced in Schedule I to the First Amendment


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                  to Amended and Restated Omnibus Acquisition Agreement and
                  Amended and Restated Basket Agreement dated March 31, 1992 (the "First Amendment"), their subsidiaries, affiliates or successors in interest ("Schedule I Claimants") in respect of any potential claims (including possible claims for higher prices and potential claims for refund) described in such
                  Schedule I (the "Schedule I Claims"), under the respective contracts described in Schedule I in excess of the prices previously paid to such Schedule I Claimants by AOG, its subsidiaries, affiliates or predecessors in interest, including payments arising out of any applicable tax reimbursements and/or royalty claims which may arise as a result of such payments of higher prices, (v) all payments made after March 31, 1992, with respect to all periods after November 12, 1989, by AOG, its subsidiaries or affiliates to
                  Schedule I Claimants in respect of the Schedule I Claims for amounts in excess of (x) the Section l06(b)(1)(A) gas price in effect from time to time under the Natural Gas Policy Act of 1978 and related regulations through December 31, 1992 and
                  (y) that price which is paid in good faith for periods after December 31, 1992 to the Schedule I Claimants under the respective gas contracts described in Schedule I, including any payment arising out of applicable tax reimbursement obligations and/or royalty claims which may arise as a result of such payments of higher prices, (vi) any payments arising out of royalty claims, which payments are made after March 31, 1992 by AOG, its subsidiaries or affiliates with respect to Schedule I Claims which were settled prior to March 31, 1992 with Cabot's approval but which settlements expressly did not resolve the royalty claim issues, (vii) all payments or refunds (including without limitation payments arising out of royalty claims related in any way to such payments) which AOG, its subsidiaries, or affiliates may become legally obligated to make in respect


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                  of the Schedule I Claims and not covered by clauses (iv)
                  through (vi) hereof, and (viii) all outside legal, professional or other out-of-pocket expenses or costs incurred by AOG, its subsidiaries or affiliates after March 31, 1992, in connection with the investigation, analysis, negotiation, litigation, arbitration or settlement of any of the Schedule I Claims, potential Schedule I Claims or any and all of the matters identified in clauses (iv) through (vii) hereof, including without limitation the costs of preparing gas reserve reports covering gas production and reserves produced under the respective gas contracts described in
                  Schedule I hereto.

         (b) Section 2.3 of the Basket Agreement, which defines the term "Basket Collections," is hereby amended as follows:

                  (i) by deleting the word "and" at the end of the first clause (ii) of Section 2.3;

                  (ii) by replacing the period at the end of the first clause (iii) of Section 2.3 with a semicolon followed by the word "and"; and

                  (iii) adding the following immediately after the first clause (iii) of Section 2.3:

                           "(iv) the amortization in the actual weighted
                  average cost of gas used in billing customers or other recovery by flow-through to customers or liquidation or recovery in any other manner of the payments, refunds, expenses or costs described in clauses (iv) through (viii) of
                  Section 2.6 hereof.

         (c) Section 7 of the Basket Agreement is hereby amended by inserting the following clause immediately following the term "Take or Pay Claims" in each place where such term appears in Section 7:

                  "or Schedule I Claims (as such term is defined in Section 2.6), together with all related claims described in clauses
                  (iv) through (viii) of Section 2.6 hereof"

         Section 3. Effect of Amendments. The respective amendments to the Omnibus Agreement and Basket Agreement set forth in this First Amendment (i)


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shall be effective as of the date hereof and (ii) shall remain subject to all other effective provisions of the agreement being amended hereby.

         Section 4. Counterparts. This First Amendment may be executed by the parties hereto in multiple counterparts, all of which counterparts, taken together, shall constitute one and the same agreement.



                                      CABOT CORPORATION



                                      By:
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------


                                      CABOT TRANSMISSION CORPORATION



                                      By:      /s/ Robert A. [NOT LEGIBLE]
                                               --------------------------------
                                      Name:    Robert A. [NOT LEGIBLE]
                                               -------------------------------
                                      Title:   Vice President
                                               -------------------------------


                                      AMERICAN OIL AND GAS CORPORATION



                                      By:      /s/ Thomas H. Fanning
                                               --------------------------------
                                      Name:    Thomas H. Fanning
                                               --------------------------------
                                      Title:   Vice President
                                               --------------------------------


                                      AMERICAN PIPELINE COMPANY


                                      By:      /s/ Thomas H. Fanning
                                               --------------------------------
                                      Name:    Thomas H. Fanning
                                               --------------------------------
                                      Title:   Vice President
                                               --------------------------------



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